EXHIBIT 10.5
FIRST AMENDMENT TO MPL SITE MASTER LEASE AGREEMENT
This FIRST AMENDMENT TO MPL SITE MASTER LEASE AGREEMENT (this "First Amendment") is entered into effective as of November 30, 2012 (the "Effective Date") by and among CCTMO LLC, a Delaware limited liability company ("Tower Operator"), T-Mobile USA, Inc., a Delaware corporation ("T-Mobile Parent"), and each T-Mobile Collocator entity named on the signature pages below (''T-Mobile Collocators"). Each T-Mobile Collocator, T-Mobile Parent and Tower Operator may hereinafter be referred to individually as the "Party" or collectively as the "Parties".
RECITALS:
WHEREAS, the T-Mobile Collocators, the T-Mobile Parent and Tower Operator entered into a certain MPL Site Master Lease Agreement dated as of November 30,2012 (the "MPL MLA"); and
WHEREAS, the Parties intend to revise and replace the form Site Lease Agreement, attached to the MPL MLA as Exhibit C and make certain other related amendments to the MPL MLA.
AGREEMENT:
NOW THEREFORE, in consideration of the foregoing and the representations, warranties and agreements contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:
1) Recitals and Defined Terms. The foregoing recitals are incorporated herein. Capitalized terms shall have the same meanings set forth in the MPL MLA, unless otherwise defined herein.
2) Site Location Agreements. The form of Site Lease Agreement, attached to the MPL MLA as Exhibit C, is hereby deleted in its entirety and replaced by the form Site Location Agreement ("SLA"), attached hereto as Exhibit C-1, and is hereby incorporated into the MPL MLA by reference. All references to the terms "Site Lease Agreement(s)" and "Exhibit C" in the MPL MLA are hereby replaced by the terms "Site Location Agreement(s)" and "Exhibit C-1", respectively.
3) Enforceability and Attestation to Execution of SLAs. The Parties acknowledge and agree that the SLAs shall be valid and enforceable notwithstanding any lack of attestation to the execution thereof. In the event any SLA is alleged or determined to be unenforceable due to improper execution, attestation, and/or delivery, the Parties will prepare, execute and deliver an enforceable, valid, and binding replacement SLA, containing the same terms and conditions as the original SLA. Unless otherwise agreed in a subsequent writing, signed by the Parties, the manner of execution set forth herein shall only apply to the SLAs entered by the Parties prior to May 31, 2013.

4) Effect of Amendment; Conflicts. Except as modified by this First Amendment, the MPL MLA shall remain in full force and effect. In the event of a conflict between the terms of the MPL MLA and this First Amendment, the terms of this First Amendment shall govern and control the obligations and liabilities of the Parties.

5) Execution; Duplicate Counterparts. This First Amendment may be executed in duplicate counterparts, each of which will be deemed an original, but all of which will be taken together to constitute one instrument.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the Effective Date.

T -Mobile Collocators:
Suncom Wireless Operating Company, L.L.C.
Cook Inlet/VS GSM IV PCS Holdings, LLC
T-Mobile Central LLC
T-Mobile South LLC
Powertel/Memphis, Inc.
Voicestream Pittsburgh, L.P.
T-Mobile West LLC
T-Mobile Northeast LLC
Wireless Alliance, LLC
Suncom Wireless Property Company, L.C.C.

By:	/s/ Alan Tantillo
Title:	Director

T-Mobile Parent:

T-Mobile USA, Inc.

By:	/s/ Dave Mayo
Title:	Senior Vice President - Technology Strategy, Finance & Development

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CCTMO LLC

By:	CCTM Holdings LLC, Sole Member
By:	/s/ Mark Schrott
Title:	VP Property Management

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